UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2005

Moscow CableCom Corp.

(Exact name of registrant as specified in its charter)

Commission file number:  0-1460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

405 Park Avenue, Suite 1203	10022
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 826-8942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 23, 2005, the Board of Directors of Moscow CableCom Corp. (the “Company”) elected Alexander Vladislavlev to serve as a member of its Audit Committee, thus increasing the composition of this committee to three members.  In connection with Mr. Vladislavlev’s appointment to the Audit Committee, the Company has informed The Nasdaq Stock Market, Inc. (“Nasdaq”) that it has cured its earlier non-compliance with Nasdaq’s Marketplace Rule 4350 which requires that each Nasdaq-listed company have an audit committee of at least three members, and that such cure occurred within the provisions of Nasdaq’s regulations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Warren L. Mobley

Name: Warren L. Mobley
Title:  President and Chief Executive Officer

Date:  May 27, 2005

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